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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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
Date of Report (Date of earliest event reported): January 24, 2006 (January 23, 2006)
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                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Ohio                       0-13507                34-1395608
               ----                       -------                ----------
   (State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation or organization)                            Identification No.)


                    401 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

         On January 23, 2006, Rurban Financial Corp. (the "Company") issued a news release reporting fiscal year and fourth quarter 2005 earnings. A copy of the January 23, 2006 news release is furnished as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as otherwise stated in such filing.

Item 7.01 -- Regulation FD Disclosure

         On January 23, 2006, the Company issued a news release announcing that its Board of Directors has declared a first quarter 2006 dividend of $0.05 per share payable on February 24, 2006 to all shareholders of record on February 10, 2006. A copy of the January 23, 2006 news release is furnished as Exhibit 99.2 and is incorporated herein by reference.

         The information in this Item 7.01, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits

(a)   Financial statements of business acquired - Not Applicable

(b)   Pro forma financial information - Not Applicable

(c)   Exhibits



  Exhibit No.                          Description

  99.1 News release issued by Rurban Financial Corp. on January 23, 2006 regarding fiscal year and fourth quarter 2005 earnings

  99.2 News release issued by Rurban Financial Corp. on January 23, 2006 regarding declaration of first quarter dividend

   [Remainder of page intentionally left blank; signature on following page.]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RURBAN FINANCIAL CORP.


Dated:  January 24, 2006            By: /s/ Duane L. Sinn
                                        -----------------------
                                        Duane L. Sinn
                                        Chief Financial Officer



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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated January 24, 2006

                             Rurban Financial Corp.



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Exhibit No.                      Description
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
  99.1 News release issued by Rurban Financial Corp. on January 23, 2006 regarding fiscal year and fourth quarter 2005 earnings

  99.2 News release issued by Rurban Financial Corp. on January 23, 2006 regarding declaration of first quarter dividend
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